Exhibit 99.3

                            JOINT FILERS' SIGNATURES




 WARBURG PINCUS IX, LLC

 By:  Warburg Pincus Partners, LLC, its Sole Member
      By:  Warburg Pincus & Co., its Managing Member

 By: /s/ Scott A. Arenare
     ---------------------------------------            Date:     11/1/2007
      Name:   Scott A. Arenare                                ------------------
      Title:  Partner


WARBURG PINCUS PARTNERS, LLC

By:  Warburg Pincus & Co., its Managing Member

 By: /s/ Scott A. Arenare
     ---------------------------------------            Date:     11/1/2007
     Name:   Scott A. Arenare                                 ------------------
     Title:  Partner


WARBURG PINCUS LLC

 By: /s/ Scott A. Arenare
     ---------------------------------------            Date:     11/1/2007
     Name:   Scott A. Arenare                                 ------------------
     Title:  Managing Director


WARBURG PINCUS & CO.

 By: /s/ Scott A. Arenare
     ---------------------------------------            Date:     11/1/2007
     Name:   Scott A. Arenare                                 ------------------
     Title:  Partner


 By: /s/ Scott A. Arenare
     ---------------------------------------            Date:     11/1/2007
     Name: Charles R. Kaye                                    ------------------
     By:   Scott A. Arenare, Attorney-in-Fact*


By: /s/ Scott A. Arenare
     ---------------------------------------            Date:     11/1/2007
     Name: Joseph P. Landy                                    ------------------
     By:   Scott A. Arenare, Attorney-in-Fact**


* Power of Attorney given by Mr. Kaye was previously filed with the Securities and Exchange Commission on March 2, 2006 as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.

** Power of Attorney given by Mr. Landy was previously filed with the Securities and Exchange Commission on March 2, 2006 as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.